UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2023 (September 18, 2023)

ELUTIA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39577	47-4790334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12510 Prosperity Drive, Suite 370, Silver Spring, MD 20904

(Address of principal executive offices) (Zip Code)

(240) 247-1170

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	ELUT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 18, 2023, Elutia Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the purchasers named therein (the “Investors”).

Pursuant to the Purchase Agreement, the Company agreed to sell an aggregate of (i) 6,852,811 units (the “Common Units”) to certain of the Investors, each comprised of (a) one share of the Company’s Class A common stock, par value $0.001 per share (“Class A Common Stock”) and (b) a warrant (a “Common Warrant”) to purchase one and one half shares of Class A Common Stock, and (ii) 503,058 units (the “Prefunded Units”) to certain of the Investors, each comprised of (a) a prefunded warrant (a “Prefunded Warrant”) to purchase one share of Class A Common Stock, and (b) a Common Warrant. The Common Units were sold at a purchase price of $1.4275 per unit, and the Prefunded Units were sold at a purchase price of $1.4265 per unit, for aggregate gross proceeds of approximately $10.5 million, before deducting offering expenses (the “Offering”). Each Common Warrant is exercisable at any time until the earlier of (a) 30 trading days after the clearance by the U.S. Food & Drug Administration of the Company’s CanGaroo®RM antibiotic-eluting biologic envelope or (b) five years from the date of the Offering, at an exercise price per share of $1.4275. Each Prefunded Warrant is exercisable at any time at a nominal exercise price per share of $0.001 (with the remainder of the exercise price per share of Class A Common Stock having been prefunded to the Company).

The closing of the Offering occurred on September 21, 2023.

On September 21, 2023, in connection with the closing of the Offering, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investors. Pursuant to the Registration Rights Agreement, the Company agreed to prepare and file a registration statement with the Securities and Exchange Commission (the “SEC”) within 60 days after the date of the closing of the Offering, for purposes of registering the resale of the Class A Common Stock issued in the Offering and the shares of Class A Common Stock issuable upon exercise of the Common Warrants and Prefunded Warrants issued in the Offering (the “Warrant Shares”), and any shares of Class A Common Stock issued as a dividend or other distribution with respect to, in exchange for or in replacement of the Class A Common Stock or the Warrant Shares. The Company agreed to use commercially reasonable efforts to cause this registration statement to be declared effective by the SEC within 90 days after the date of the closing of the Offering, or 115 days after the date of the closing of the Offering if the SEC reviews the registration statement.

The Company has also agreed, among other things, to indemnify the Investors, their officers, directors, members, managers, partners, trustees, employees and agents and other representatives, successors and assigns, and each other person, if any, who controls such Investors within the meaning of the Securities Act of 1933 under the registration statement from certain liabilities and to pay all fees and expenses (excluding any legal fees of the selling holder(s), and any underwriting discounts and selling commissions) incident to the Company’s obligations under the Registration Rights Agreement.

The Offering is exempt from registration pursuant to Section 4(a)(2) of the Securities Act, as a transaction by an issuer not involving a public offering and Regulation D promulgated thereunder. The Investors have represented that they have not acquired the securities with a view to or for sale in connection with any distribution thereof in violation of the Securities Act of 1933, as amended, and appropriate legends have been affixed to the securities issued in this transaction.

The foregoing summaries do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, the Registration Rights Agreement, the form of Common Warrant and the form of Prefunded Warrant, which are filed as Exhibits 10.1, 10.2, 4.1 and 4.2, respectively, to this Current Report on Form 8-K.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 7.01	Regulation FD Disclosure.

On September 19, 2023, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the Purchase Agreement and the pricing of the Offering.

The information in this Item 7.01 (including Exhibit 99.1) of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

4.1	Form of Common Warrant

4.2	Form of Prefunded Warrant

10.1#	Securities Purchase Agreement, dated September 18, 2023, by and among Elutia Inc. and the Investors named therein.

10.2	Registration Rights Agreement, dated September 21, 2023, by and among Elutia Inc. and the Investors named therein.

99.1	Press release of Elutia Inc., dated September 19, 2023

104	Cover Page Interactive Data File (formatted as Inline XBRL document)

# The representations and warranties contained in this agreement were made only for purposes of the transactions contemplated by the agreement as of specific dates and may have been qualified by certain disclosures between the parties and a contractual standard of materiality different from those generally applicable under securities laws, among other limitations. The representations and warranties were made for purposes of allocating contractual risk between the parties to the agreement and should not be relied upon as a disclosure of factual information relating to the Company, the Investors or the transactions described in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELUTIA INC.
(Registrant)

Date: September 21, 2023	By:	/s/ Matthew Ferguson
Matthew Ferguson
Chief Financial Officer